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NORTH CAROLINA

NASH COUNTY

                                      LEASE
                                  (TRIPLE NET)

     THIS LEASE, made this 1st day of September, 1999, by and between Harrold-Barker Realty hereinafter "Landlord" and CEC/Opticare, hereinafter, "Tenant".

                                   WITNESSETH:

     Upon the terms and conditions hereinafter set forth, the landlord leases to Tenant and Tenant leases from Landlord certain property and improvements, which shall hereinafter be referred to as the "Premises", all as follows:

                                    ARTICLE I
                                    PREMISES

     1.01 Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office building, or portion thereof, herein "Premises" located in Rockymount, North Carolina mor particularly described on Exhibit A attached hereto.

                                   ARTICLE II
                                    TERM/USE

     2.01 Term. The initial term of this Lease shall commence on the Commencement Date and shall terminate at midnight on the last date of the month of the "Initial Term" following the Commencement Date. Provided that Tenant is not in default under the provisions hereof and provided further that Tenant gives Landlord written notice of Tenant's intention to do so at least one hundred fifty (150) days prior to the expiration of the Initial Term hereof, as to the "First Renewal Term" (if any) and at least 150 days prior to the expiration of the First Renewal Term as to the "Second Renewal Term" (if any), Tenant shall have the right and option to renew this Lease for such periods and upon such rental rates hereinafter set forth in this Lease. The renewal term(s), if any, shall be upon the same terms and conditions as provided herein for the Initial Term, except that the Base Rent and other costs payable by Tenant during such renewal terms shall be determined as provided herein. If Tenant does not exercise a renewal option, Tenant shall furnish Landlord written evidence in recordable form of the fact that Tenant has no further right to occupy the Premises.

     2.02 Use. Tenant may use and occupy the Premises solely for the designated "Permitted Uses" as set forth on Exhibit A, but for no other purpose without Landlord's prior written consent, which consent shall not be unreasonably withheld. In no event shall Tenant make any use of the Premises which is in violation of any lawful governmental laws, rules or regulations insofar as they


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might relate to Tenant's use and occupancy of the Premises; nor may Tenant make any use of the Premises not permitted by any restrictive covenants, which apply to the Premises, or in a manner which constitutes a nuisance, or which results in the cancellation of any fire insurance policy on the Premises.

                                   ARTICLE III
                                      RENT

     3.01 Minimum Rent.

          (a) The fixed minimum annual rent ("Base Rent") during the term of this lease, or any renewal, shall be payable by Tenant in equal monthly installments, on or before the first day of each month in advance, at the office of Landlord or at such other place designated by Landlord, without any prior demand therefore and without any deduction or set-off whatsoever, and shall be as set forth in the Adoption Agreement.

     A prorated monthly installment of Base Rent shall be paid for any fraction of a month if the lease term shall begin on any day except the first day of a month.

     The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The initial lease year ("initial lease year") shall begin on the Commencement Date if the Commencement Date shall occur on the first day of a calendar month; if not, then the initial lease year shall commence upon the first day of the calendar month next following the Commencement Date. Each succeeding lease year shall commence upon the anniversary date of the initial lease year.

     (b) During the term of each and any renewal term, the Base Rent for each lease year of the renewal term shall be the Base Rent for the Initial Term, increased to the extent, if any, required in order to reflect any increase in the cost of living between the beginning of the respective renewal term and the beginning of the initial lease year.

     The change in the cost of living shall be measured by the change in the Consumer Price Index, All Urban Consumers, All Items, South (1982-84=100), published by the Bureau of Labor Statistics, U.S. Department of Labor, [unless said Index is not published for the date to be used, in which case the most recent index dates in uniform manner preceding the respective initial lease year and renewal terms shall be used]. Said rental adjustment will be in addition to any additional payments or reimbursement for expenses to Landlord, as provided in this Lease. If the manner in which such Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised, an adjustment shall be made in such revised Index which would provide results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, Landlord will substitute therefor a comparable

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Index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such Index shall be available, then comparable Index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such Index shall be available, then a comparable Index published by a major bank or by a university or recognized financial publication.

     3.02 Percentage Rent.

          (a) In addition to the payment of the "Base Rent" as hereinbefore provided, Tenant shall pay to the Landlord in the manner and upon the conditions and at the times hereinafter set forth, during each lease year of the Initial Term hereof, and each lease year of any renewal, a Percentage Rent equal to the amount, if any, by which the Rental Percentage (as set forth on Exhibit A) of the gross receipts as hereinafter defined, from all business done on and from the Premises, exceeds the sum of the Base Rent, actually paid, if any. the Percentage Rent shall be payable at such place as Landlord may designate without any prior demand therefor, and without any set-off or deduction whatsoever.

          (b) The said Percentage Rent shall become due and payable within thirty (30) days after the last day of each lease year during the term of the lease, or any renewal term, with respect to gross receipts during said period.

     3.03 Gross Receipts Defined. The term "Gross Receipts"as used herein is hereby defined to mean sales of Tenant and of all licensees, concessionaires and sub-tenants of Tenant, from all business conducted upon or from the Premises or elsewhere and whether such business be conducted by Tenant or by any licensees, concessionaires or sub-tenants and whether such sales be evidenced by check, credit, charge account, exchange or otherwise , and shall include, but not be limited to, the amounts received from the sale of goods, wares, and merchandise and for services performed on or at the Premises, together with the amount of all orders taken or received at the Premises or elsewhere, and whether such sales be made by means of merchandise or other vending devices in the Premises, without reserve or deduction for inability or failure to collect the same. Each charge or sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when the Tenant shall receive payment therefor. If any one or more departments or other divisions of Tenant's business shall be sublet by Tenant or conducted by any person, firm or corporation other than Tenant, then there shall be included in gross receipts for the purposes of fixing the Percentage Rent payable hereunder all the gross sales of such departments or divisions, whether such sales be made at the Premises or elsewhere, in the same manner and with the same effect as if the business or sales of such departments and divisions of tenant's business had been conducted by Tenant itself. Gross sales shall not include sales of merchandise for which cash has been refunded, or allowances made on merchandise claimed to be defective or unsatisfactory provided they shall have been included in gross sales; and there shall be deducted from gross sales the sales price of merchandise returned by customers for exchange, provided that the sales price of merchandise delivered to the customer in exchange shall be included in gross sales. Gross receipts shall not include tax imposed by any federal, state, municipal or governmental authority directly on sales and

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collected from customers, provided that the amount thereof is added to the selling price or absorbed therein, and paid by the Tenant to such governmental authority. No franchise or capital stock tax and no income or similar tax based upon income or profits as such shall be deducted from gross receipts in any event whatever.

     3.04 Past Due Rent or Prorata Expenses. In the event the Base Rent, Percentage Rent or Tenant's share of "additional rent" (including taxes, insurance, or other charges due hereunder) are not paid to Landlord by Tenant within ten (10) days of the date on which they are due, Tenant agrees to pay to Landlord a late charge of Four Percent (4%) of the amount due. Tenant further agrees to pay Landlord any costs incurred by Landlord in effecting the collection of any past due amounts and late charge including but not limited to fees of any attorney or collection agency. Nothing herein contained shall limit any other remedy of Landlord.

                                   ARTICLE IV
                                      TAXES

     4.01 Taxes. Tenant agrees to pay, as additional rent, all real property taxes and assessments which may be levied or assessed by any lawful authority against the Premises.

     Landlord will bill the Tenant annually for said real estate taxes, accompanied by copies of the appropriate tax bills. The Tenant will remit to the Landlord within 30 days the taxes due.

     For any portion of the aggregate lease term computed from the date hereof covered herein which is less than a full calendar year, the allocation of taxes shall be reduced to limit such charge to a corresponding pro rata portion of such year. This provision shall apply both at the beginning and the end of the lease term.

     "Real Estate Taxes" shall mean any property taxes and assessments imposed upon the land and improvements upon said land. If due to a change in the method of taxation, any franchise, income or profit tax shall be levied against landlord in substitution for or in lieu of any tax which would otherwise constitute a real estate tax , such franchise, income or profit tax shall be deemed to be a real estate tax for the purpose hereof.

     Tenant further covenants that if its lease is terminated by reason of default on its part, or if it fails to take possession of its Premises or leaves the Premises prior to the expiration of this lease, that it shall remain liable to pay such taxes. Tenant agrees that this is not to be construed as a penalty and that it shall be liable therefore only for such period or periods of time as during the term of this lease during which the Premises are unrented.

                                    ARTICLE V
                                  RECORDS/AUDIT

     5.01 Records and Books of Account. Tenant agrees to prepare and keep on the Premises

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for a period of not less than two (2) years following the end of such lease year adequate records which shall show inventories and receipts of merchandise at the Premises, and daily receipts from all sales, and other transactions on the Premises by Tenant and any other persons conducting any business upon said Premises. Tenant shall record at the time of sale, in the presence of the customer, all receipts from sales or other transactions whether for cash or credit in a cash register or in cash registers having a cumulative total which shall be sealed in a manner approved by Landlord and having such other features as shall be approved by Landlord. Tenant further agrees to keep on Premises for at least two (2) years following the end of each lease year all pertinent original sales records. Pertinent original sales records shall include: (a) if cash register tapes are used by Tenant, cash register tapes, including tapes from temporary registers; (b) serially numbered sales slips; (c) the originals of all mail orders at and to the Premises; (d) the original records of all telephone orders at and to Premises; (e) settlement report sheets of transactions with sub-tenants, concessionaires and licensees; (f) the original records showing that merchandise returned by customers was purchased at the Premises by such customers; (g) memorandum receipts or other records of merchandise taken out on approval or consignment; (h) all income and sales tax returns filed by Tenant; (i) such other sales records, if any, which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing any audit of Tenant's sales; and (j) the records specified in (a) to (i) above of sub-tenants, assignees, concessionaires, or licensees.

     Tenants shall submit to Landlord on or before the 15th day following each monthly period during each lease year during the term or renewal term hereof (including the 15th day of the month following the end of the term) at the place then fixed for the payment of rent, together with the remittance of monthly Percentage Rent, a written statement signed by Tenant, and certified by it to be true and correct, showing in reasonably accurate detail, the amount of gross receipts for each preceding month. No Percentage Rent shall be due for any partial month between the Commencement Date and the first day of the lease year. Tenant shall submit to the Landlord on or before the 30th day following the end of each lease year at the place then fixed for the payment of rent a written statement signed by the Tenant, and certified to be true and correct, showing in reasonably accurate detail satisfactory in scope to Landlord the amount of gross receipts during the preceding lease year, and duly certified to be correct by Tenant, which certification shall be one which is satisfactory to Landlord in scope and substance. The statements referred to herein shall be in such form and style and contain such details and breakdown as the Landlord may reasonably determine.

     Tenant shall furnish to Landlord a copy of Tenant's "Sales and Use Tax Report" prepared for the North Carolina Department of Revenue, by the 15th day of each following month, and shall furnish upon request any annual "Sales and Use Tax Report" provided to said department.

     5.02 Audit. The acceptance by the Landlord of payments of Percentage Rent shall be without prejudice to the Landlord's right to an examination of the Tenant's books and records of its gross receipts and inventories of merchandise on the Premises in order to verify the amount of annual gross receipts received by the Tenant in and from the Premises.


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     At its option, Landlord may cause, at any reasonable time upon five (5)
days prior written notice to Tenant, a complete audit to be made of Tenant's entire business affairs and records relating to the Premises for the period covered by any statement issued by the Tenant as above set forth. If such audit shall disclose liability for rent to the extent of two percent (2%) or more in excess of the rentals theretofore computed and paid by Tenant for such period, Tenant shall promptly pay to Landlord the cost of said audit (as "additional rent") in addition to the deficiency, which deficiency shall be payable in any event. In addition, if the audit discloses that the sales reported was understated by five percent (5%) or more, Landlord, at Landlord's option, may terminate this Lease upon five (5) days notice to Tenant of Landlord's election to do so. Any information obtained by the Landlord as a result of such audit shall be held in strict confidence by Landlord. A report of findings by the Landlord's accountant shall be binding and conclusive upon the Landlord and the Tenant. Any information by the Landlord as a result of such audit shall be held in strict confidence by the Landlord except in any proceedings or actions with respect to that audit, the cost thereof, or with respect to a prospective sale, mortgage or lease of the Premises.

                                   ARTICLE VI
                          CONDUCT OF BUSINESS OF TENANT

     6.01 Operation of Business. Tenant shall operate one hundred percent (100%) of the Premises during the entire term of this lease with due diligence and efficiency so as to produce all of the gross sales which may be produced by such manner of operation , unless prevented from doing so by causes beyond Tenant's control. Tenant will conduct its business in the Premises during the regular customary days and hours for such type of business in the trade area in which the Premises is located. Provided, said Premises shall be open a minimum of the "Customary Hours" unless otherwise consented in writing by the Landlord.

     Landlord and Tenant acknowledge that if Tenant abandons or closes its store, Landlord may deem such closing as a default by Tenant and have such remedies as set forth in Article XVIII. In the alternative, Tenant agrees that in the event this clause is violated, Tenant will pay the Landlord as additional rent $5.00 per square foot per year payable in monthly installments as liquidated damages together with Tenant's other rents and payments as outlined in this lease. Provided, however, the acceptance of said additional rent by Landlord shall not constitute a penalty or a waiver of Landlord's right to treat the violation hereunder as a breach and default of this Lease at anytime thereafter or affect any remedy of Landlord for said default.

     Tenant shall not perform any acts or carry on any practices which may injure the Premises or be of nuisance or menace to others.

     6.02 Competition. During the term of this lease, Tenant shall not directly or indirectly engage in any similar or competing business (and if Tenant is a corporation, its officers, directors, stockholders and any other affiliates shall not so compete or own, operate,

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manage or have any interest in the profits of any similar or competitive store or business within a radius of five (5) miles of the Premises. Landlord, for breach of this covenant and in addition to any other remedy otherwise available, may require that such store be deemed part of the Premises for the purpose of determining gross receipts in accordance with Section 3.03 hereof, for which percentage rent shall be paid..

     6.03 Storage, Office Space. Tenant shall warehouse, store, and/or stock in the Premises, only such goods, wares ad merchandise as Tenant intends to offer for sale at retail at, in, from or upon the Premises. Tenant shall use for office, clerical or other non-selling purposes only such space in the Premises as is from time to time reasonably required for Tenant's business in the from time to time reasonably required for Tenant's business in the Premises. No auction, fire, going out of business, or bankruptcy sales may be conducted in the Premises without the previous written consent of Landlord.

     6.04 Security Deposit. Tenant, contemporaneously with the execution of this lease, will deposit with Landlord forthwith the designated "Security Deposit". Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this lease by said Tenant to be kept and performed during the term hereof. It is expressly understood that this sum does not apply toward rent, except that if at any time during the term of this lease any of the rent (or additional rent) herein reserved shall be overdue and unpaid, or any other sum (or additional rent) payable to Tenant to Landlord hereunder shall be overdue and unpaid then Landlord may, at the option of Landlord (but Landlord shall not be required to), appropriate and apply any portion of said deposit to the payment of such overdue rent or other sum.

     In the event of the failure to keep and perform any of the terms, covenants and conditions of this lease to be kept and performed by Tenant, then the Landlord at its option may, after terminating this lease, appropriate and apply said entire deposit or so much thereof as sustained or suffered by Landlord due to such breach on the part of the Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, the said deposit shall be returned in full to Tenant at the end of the term of this lease, or upon the earlier termination of this lease.

     Landlord shall deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such audit.


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     Landlord shall be entitled to intermingle such deposit with its own funds.
The security deposit shall not preclude the Landlord from recovering any additional rent or damage which may be due or sustained as a result of this lease.

                                   ARTICLE VII
                              FIXTURES/ALTERATIONS

     7.01 Fixtures, Alterations. With Landlord's prior written consent, Tenant, at its expense, may, in good workmanlike manner, make structural or interior alterations to the Premises as it deems necessary in the conduct of its business provided said alterations do not reduce the value of such Premises.

     Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought.

     All alterations, additions and improvements (excluding personal property and movable business fixtures of Tenant, no part of the cost of which shall have been paid by Landlord) made by, for or at direction of the Tenant, shall become the property of the Landlord and shall remain upon Premises and shall be the surrender with the Premises as part thereof at the expiration or termination of this lease whether pursuant to the terms hereof or re-entry and possession without termination; provided, however, the Landlord shall have the right to require Tenant to remove any of such alterations, additions, or improvements and to restore Premises to the condition in which they were at the commencement of Tenant's occupancy thereof and such right shall be exercised by Landlord by giving notice to Tenant at any time prior to or not later than thirty (30) days after the expiration or earlier termination or repossession. Upon receipt of such notice, Tenant at Tenant's sole cost and expense shall comply with the requirements therein on or before the expiration or earlier termination of this Lease or within five (5) days of receipt of said notice by Tenant, whichever shall be later.

     Tenant shall promptly pay all contractors and materialmen, so as to minimize the possibility of a lien attaching to the Premises, and should any such lien be made or filed, Tenant shall within ten (10) days of receipt thereof give notice to Landlord of same and Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord.

                                  ARTICLE VIII
                                   MAINTENANCE

     8.01 Tenant Maintenance. Tenant shall at all times keep the interior and exterior of the Premises in good order, condition and repair. Tenant shall perform all necessary and normal maintenance and repair to doors, fixtures, equipment, and appurtenances thereof (including lighting, heating and plumbing fixtures, and any air conditioning system serving the Premises. Tenant shall further be responsible for all exterior and interior painting, repair of the roof of the Premises, and all structural repairs to the exterior walls and foundations. Tenant shall further be

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responsible for maintaining the upkeep of the landscaped areas of the Premises, and shall keep in good repair and condition all parking areas located upon the Premises.

     Tenant shall further be responsible for implementing and maintaining a pest control contract with regard to the Premises.

     It is expressly understood and agreed that the obligation of the Tenant shall be solely at its expense for the total upkeep and maintenance of the Premises. It is further acknowledged that the Landlord shall not have any obligation for the repair and maintenance of the Premises with the exception of the application of any insurance proceeds insuring the Landlord as provided herein.

     Tenant agrees to sweep and clean, and remove snow and ice from entrances of Premises.

     8.02 Failure of Tenant. If Tenant refuses or neglects to repair or maintain the Premises as required hereunder after reasonable time and after written demand from the Landlord, Landlord may make such repairs without liability to the Tenant, and upon completion thereof, Tenant will pay Landlord's cost for making such repairs plus fifteen percent (15%) for overhead, upon presentation of the bill therefore, as additional rent.

                                   ARTICLE IX
                                    SURRENDER

     9.01 Surrender of Premises. At the expiration of the tenancy hereby created, Tenant shall surrender the Premises in the same condition as the Premises were upon delivery of possession hereto under this Lease, reasonable wear and tear excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent. Tenant shall remove all of its trade fixtures, and any alterations or improvements (if required hereunder) before surrendering the Premises and shall repair any damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

                                    ARTICLE X
                             INSURANCE AND INDEMNITY

     10.01 Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect policies of:

          (a) comprehensive public liability insurance with a contractual liability endorsement covering property damage, death and personal injury with respect to the Premises, the entrance and walk area in front of the Premises, and the business operated by Tenant and any subtenants of Tenant in the Premises in which the limits of public liability shall not be less than $1,000,000 per occurrence and $2,000,000 aggregate and in which the property damage liability

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shall be not less than $1,000,000.

          (b) all risks, property insurance (in an adequate amount) to cover the full replacement value of all personal property, inventory, trade fixtures, furnishings, equipment, alterations, leasehold improvements and betterments and all other items located or placed in the Premises by the Tenant.

          (c) workman's compensation insurance covering all persons employed, directly or indirectly, by the Tenant as required by the laws of the State of North Carolina.

     Landlord reserves the right to increase the foregoing insurance limits as it deems reasonably necessary to protect itself, the Tenant and the property. The aforesaid policies, excepting the workman's compensation, shall name Landlord, any person, firms or corporations designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord sixty (60) days prior written notice. The insurance shall be written by an insurance company approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord. Thereafter, at least fifteen (15) days prior to the expiration of any such policy, Tenant shall deliver either a duplicate original or a certificate of insurance for the policy together with satisfactory evidence of the payment of the premiums therefore. If Tenant fails to obtain or provide any or all of the insurance required by this section, then Landlord may, but shall not be required to, purchase such insurance on behalf of the Tenant and add the costs of such insurance as additional rent payable on demand.

     10.02 Fire and Extended Coverage Insurance. In addition to the insurance which Tenant is required to maintain pursuant to this Lease, Tenant agrees to pay to Landlord promptly upon receipt of invoices from Landlord the total premium paid by Landlord for fire, extended coverage and rental insurance (including so-called "extended coverage and/or all risk endorsement") upon Landlord's buildings and improvements consisting of the Premises. The amount of fire insurance to be maintained by Landlord shall not be less than ninety percent (90%) and not more than one hundred percent (100%) of the replacement value of Landlord's buildings and improvements on the Premises as such value may exist from time to time. Landlord will bill the Tenant periodically accompanied by copies of the appropriate bills. Tenant will remit within ten (10) days any premiums due to the Landlord for such insurance.

     Tenant agrees that it will not keep, use sell or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy.

     10.03 Glass. Tenant shall replace, at the expense of Tenant, any and all glass damaged or broken from any cause whatsoever in and about the Premises.

     10.04 Indemnification of Landlord. Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in

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connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon, or at the Premises, or the occupancy or use by Tenant of the Premises or any omissions of Tenant, its agents, contractors, employees, invitees, servants, lessees or concessionaires. In the case Landlord shall, without fault on its part, be made party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing any covenants and agreements in this lease.

     10.05 Waiver of Subrogation. Landlord and Tenant shall to the extent possible obtain from any insurer providing insurance to either the Landlord or Tenant as required by this Lease, covering the Demised Premises, the improvements therein or the contents thereof, a waiver of any right of subrogation which such insurer of one party may acquire against the other party by virtue of payment of any loss under such insurance. The extra cost of any such waiver, shall be treated as an additional cost of the insurance payable under the terms hereof.

                                   ARTICLE XI
                                    UTILITIES

     11.01 Utility Services. Tenant shall be solely responsible for and promptly pay all deposits and charges for heat, water, gas, electricity or any other utility used or consumed in the Premises. In no event shall Landlord be liable for any interruption or failure in the supply of any such utilities to the Premises.

                                   ARTICLE XII
                       ESTOPPEL, ATTORNMENT, SUBORDINATION

     12.01 Estoppel Certificate. If within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises by Landlord, an estoppel certificate shall be required from Tenant, Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying that Tenant is in possession of the Premises, has unconditionally accepted the same and is currently, paying the rents reserved herein; that this lease is unmodified and in full force and effect (or if there have been modifications, that the lease is in full force and effect as modified and stating the modifications) and that there are no defaults by Landlord therein and no defenses or offsets thereto, or stating those claimed by Tenant. Tenant shall agree to give Landlord's mortgagee notice of and a reasonable opportunity to cure any Landlord default, and to accept such cure if affected by Landlord's mortgagee, and further shall agree to permit such mortgagee (or the purchaser at any foreclosure sale) on acquiring title to become substitute Landlord with liability only for such Landlord obligations as accrue after title is so acquired. Such statements or certificate shall also state the date to which the rent and other charges hereunder have been paid by Tenant.

     12.02 Attornment / Subordination. Tenant, shall, in the event any proceedings are

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brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made or other sale by the Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this lease and purchaser shall not disturb Tenant's possession so long as Tenant is not in default under the terms of this lease. The lease will be subordinate to the lien resulting from any method of financing or refinancing, including by mortgage or deed of trust, now or hereafter in force against the land of which the Premises are a part or upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. This section shall be self-operative and no further instrument of subordination shall be required by any mortgagee; provided, however, at the request of any mortgagee, the Tenant shall execute in recordable form such subordination agreements required.

     The Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Attornment and Subordination above as shall be requested by the Landlord. The Tenant hereby irrevocable appoints the Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates. If fifteen (15) days after the date of a written request by Landlord to execute the same, the Landlord may, at its option, cancel this lease without incurring any liability on account thereof, and the term hereby granted is expressly limited accordingly.

                                  ARTICLE XIII
                                      SIGNS

     13.01 Signs. The Tenant shall have the exclusive right to place Tenant's signs in and on about the facia of the Premises, provided the same are: in compliance with the law and any restrictive covenants affecting the Premises; approved by Landlord (which approval will not unreasonably be withheld); purchased and installed at the sole cost and expense of Tenant; and are removed from the Premises at the expiration or earlier termination of the term hereof and such damages as caused by the removal shall be repaired by Tenant. The Tenant shall be responsible for all applications, fees and permits required in conjunction with such signage.

     All signs used in or about the Premises shall be professionally executed and in good taste.

                                   ARTICLE XIV
                              ASSIGNMENT/SUBLETTING

     14.01 Assignment or Subletting. Without the prior written consent of the Landlord, which consent may be arbitrarily denied, Tenant will not by operation of law or otherwise, assign, transfer, mortgage, or encumber this lease, or sublet or permit the Premises or any part thereof to be used by others. Neither this lease nor any interest therein, nor any estate thereby created, shall pass by operation of law or otherwise to any trustee or receiver in bankruptcy of Tenant or any assignee for the benefit of the creditors of Tenant. In the event that Tenant by operation of law or otherwise, assigns, mortgages, or encumbers this lease or sublets the Premises or any part thereof in violation of this provision, then Landlord shall have the option to cancel and terminate this lease in which event Tenant shall immediately surrender the Premises to Landlord and Tenant shall hold Landlord harmless for any loss or damage, including attorney's fees, which Landlord may suffer by reason of such termination. If this Lease shall be assigned with consent, or if the Leased Premises or any part thereof, shall be sublet or occupied by anyone other than Tenant, the Landlord may collect rent from the assignee, other tenant or occupant, and apply the net amount collected to the rent herein reserved. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any terms, covenants and conditions of this Lease.

                                   ARTICLE XV
                         WASTE, GOVERNMENTAL REGULATION

     15.01 Waste or Nuisance. Tenant shall not commit or suffer to be committed any waste upon the Premises or any nuisance.

     15.02 Governmental Regulations. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of the city, county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

     15.03 Hazardous Substance. during the lease term, Tenant shall not, and shall not allow any other party to, bring upon, store, dispose of or install in or upon the Premises: (i) any hazardous waste, hazardous substances, hazardous materials, toxic substances, hazardous air pollutants or toxic pollutants, as those terms are used in the Resources Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act and the Clean Water Act or any amendments thereto, or any regulations promulgated thereunder; (ii) any "PCBs" or "PCB Items" (as defined in 40 C.F.R. S761.3); or (iii) any "asbestos" (as defined in 40 C.F.R. S763.63). Tenant shall indemnify, defend and hold Landlord harmless from and against any liability, cost, damage, or expense incurred or sustained by landlord (including, without limitation, reasonable attorneys fees and expenses, remediation costs, engineering fees, court costs and costs incurred in the investigation, settlement and defense of claims) as a result of or in connection with any violation of the preceding prohibition. It is specifically understood and agreed to by Tenant that the indemnity contained in this paragraph shall survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE XVI
                             DESTRUCTION OF PREMISES

     16.01 Total or Partial Destruction. In the event the Premises are partially damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Base Rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the portion of the Premises rendered untenantable during repairs. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

     In the event the Premises are damaged as a result of fire or other cause thereby rendering the Premises wholly untenantable, then Landlord shall have the option: (a) to repair or restore such damage, this lease continuing in full force and effect, but the Base Rent to be proportionately reduced as hereinabove provided or (b) to give notice to Tenant at any time within thirty (30) days after such damage, terminating this lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. Provided, however, the landlord may not elect to terminate this Lease unless the necessary repairs cannot reasonably be made within a period of ninety (90) days or less, or unless the cost of repairing such damage shall equal or exceed sixty percent (60%) of fair replacement value of the Premises immediately prior to such damage (provided this sentence shall not apply if two years or less remain in the lease term, or if then in a renewal term, the renewal term). In the event of giving such notice, this lease shall expire and all interest of the Tenant in the Premises shall terminate on the date which the Premises were rendered untenantable.

     Notwithstanding anything to the contrary, landlord's obligation to rebuild shall be limited to the proceeds actually received by the Landlord under any casualty insurance policy or policies, if any, which have not been required to be applied towards the reduction of any indebtedness secured by a mortgage covering the Premises.

     Landlord shall not be required to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

                                  ARTICLE XVII
                                  CONDEMNATION

     17.01 Condemnation. If the whole or any part of the Premises, parking area, or means of access thereto shall be condemned or sold under threat of condemnation, and such condemnation shall render the Premises unsuitable for the business of the Tenant, this lease shall terminate. Tenant shall have no claim against Landlord or to any portion of the award in condemnation for the value of any unexpired term of this Lease, but this shall not limit Tenant's right to compensation from the condemning authority for the value of any Tenant's property taken (other than Tenant's leasehold interest in the Premises).

                                  ARTICLE XIIII
                                DEFAULT OF TENANT

     18.01 Right to Re-enter. In the event of any failure of Tenant to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days (or such earlier time as may be specified herein) after written notice of such default shall have been mailed to Tenant, or if Tenant shall become bankrupt or insolvent or file any debtor proceedings, or take or have taken against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into such an arrangement, or if Tenant shall abandon said Premises, or suffer this lease to be taken under any writ of execution, then Landlord, besides and in addition to other rights or remedies it may have, shall have the immediate right to re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

     18.02 Right to Relet. Should Landlord elect to re-enter, as herein provided or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the terms of this Lease) and at such rental or rentals and upon such other terms and conditions as landlord in its sole discretion may deem advisable. Upon each reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alteration and repairs, third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, and the present worth (discounted at 6%) at the time of such termination of the excess, if any, of the amount of rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, with or without termination, the annual rent for each year of the unexpired term shall be equal to the Base Rent applicable under the terms of the lease plus the annual average of Percentage Rents paid by Tenant from the commencement of the term to the time of default or during the preceding two full lease years, whichever period is shorter.

     The above stated remedies of Landlord shall be deemed to be in addition to, and not in lieu of, any other rights and remedies which Landlord may have in law or in equity.

     18.03 Legal Expenses. Should it become necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and costs or expenses of any kind reasonably incurred by Landlord, including costs of appeal, if any.

     18.04 Waiver of Jury Trial and Counterclaim. The parties hereto shall and they hereby do waive trial by jury in action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the leased Premises, and/or any claim of injury or damage.

     In the event Landlord commences any proceedings for non-payment of rent, Base Rent, Percentage Rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by the Tenant.

                                   ARTICLE XIX
                                 ACCESS BY OWNER

     19.01 Right of Entry. Landlord or Landlord's agents shall have the right to enter the Premises at all reasonable times to examine the same, and to show them to prospective purchasers or lessees of the Premises, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall not abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of tenant or otherwise. During the six months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the premises to prospective tenants or purchasers, and place upon the Premises the usual notices "to rent" or "for sale" which notices Tenant shall permit to remain thereon without molestation.

                                   ARTICLE XX
                            HOLDING OVER, SUCCESSORS

     20.01 Holding Over. Any holding over after the expiration of the term hereof, with the consent of the Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     20.02 Successors. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties.

                                   ARTICLE XXI
                                 QUIET ENJOYMENT

     21.01 Landlord's Covenant. Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitable claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

                                  ARTICLE XXII
                                  MISCELLANEOUS

     22.01 Waiver. The waiver of Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this lease shall be deemed to have been waived by Landlord, unless the waiver shall be in writing by Landlord.

     22.02 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent; nor shall any endorsement of statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

     22.03 Entire Agreement. This lease and the Adoption Agreement and the exhibits, and rider, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions or understandings, either oral, or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon landlord or Tenant unless reduced to writing and signed by them, and no act by any representative or agent of Landlord other than a written agreement shall constitute an acceptance thereof.

     22.04 No Partnership. Landlord does not, in any way, or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant. The provisions of this Lease relating to the percentage rent payable hereunder are included solely for the purpose of providing a method whereby the rent is to be measured and ascertained.

     22.05 Notices. Any notice, demand, request or other instruments which may be or are required to be given under this Lease shall be delivered in person or sent by United States certified mail postage prepaid and shall be addressed to the Landlord and Tenant at their respective addresses as set forth on Exhibit A, or at such other address as they may designate by written notice.

     22.06 Recording. Tenant shall not record this lease without the written consent of Landlord; provided, however, upon the request of and expense of either party hereto, the other party shall join in the execution of the statutory memorandum of this lease for purposes of recordation.

     22.07 Adoption Agreement. The fundamental lease provisions appearing in the Adoption Agreement (Exhibit A) for this Lease are an integral pat of this Lease and are incorporated herein by reference. Each of the fundamental lease provisions and terms shall be deemed a definition of an essential term of this Lease and whenever any such term shall appearing this Lease, it shall be deemed to have the meaning therefor set forth in the Adoption Agreement and shall be limited by the provisions of this Lease applicable thereto.

     22.08 Landlord Liability. Notwithstanding anything in this Lease to the contrary, Tenant agrees that it will look solely to the estate of the Landlord in the Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of default or breach by landlord with respect to any of the terms, covenants and conditions of this lease to be observed and/or performed by the Landlord, and no other property or assets of the Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

     IN WITNESS WHEREOF, the Landlord and Tenant have signed and sealed this Agreement as of the date above written.

                                               TENANT:

                                               CEC/OPTICARE

                                               By:  /s/ D. Blair Harrold
                                                    ---------------------------


                                               LANDLORD:

                                               HARROLD-BARKER REALTY

                                               By:  /s/ Allan L.M. Barker
                                                    ---------------------------

                                    GUARANTY
                                    --------


     The undersigned, as an inducement to the Landlord to enter the aforesaid lease, do hereby, jointly and severally, guarantee the full payment and performance of CEC/Opticare under the terms of the foregoing lease, including without limitation the payment of all rents (including "additional rents") and charges and assessed costs thereunder.

          This 1st day of September, 1999.



                                            /s/ Allan L.M. Barker  (SEAL)
                                            -----------------------------------

                                            /s/ D. Blair Harrold   (SEAL)
                                            -----------------------------------

                                    EXHIBIT A

                               ADOPTION AGREEMENT

     This Adoption Agreement made this 1st day of September, 1999 by and between Harrold- Barker Realty (herein "Landlord") and CEC/Opticare (herein "Tenant") sets forth fundamental terms and definitions of terms referenced in a Lease between said parties dated September 1, 1999, and the parties do hereby execute this Adoption Agreement and incorporate all terms set forth herein said lease.

LANDLORD:                              Harrold-Barker Realty

ADDRESS:                               P.O. Box 7185
                                       Rocky Mount, NC 27804

TENANT:                                CEC/Opticare

ADDRESS:                               P.O. Box 7185
                                       Rocky Mount, NC 27804

TENANT'S TRADENAMES:                   Opticare

COMMENCEMENT DATE:                     9/1/99

--------------------------------------------------------------------------------
PREMISES:                              4,000 feet of rental space contained in
                                       the Building Complex which contains
                                       approximately 7,000 square feet of gross
                                       lease able space located at 2325 Sunset
                                       Ave., Rocky Mount, North Carolina.
--------------------------------------------------------------------------------
INITIAL TERM:                          Commencing 9/1/99 and ending midnight on
                                       9/1/04.
--------------------------------------------------------------------------------
FIRST RENEWAL TERM:                    Commencing on _____________ and
                                       terminating as of midnight on ___________
                                       _____________.
--------------------------------------------------------------------------------
SECOND RENEWAL TERM:                   Commencing on _____________ and
                                       terminating as of midnight on ___________
                                       _____________.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERMITTED USES:                        ________________________________
                                       ________________________________
                                       ________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BASE RENT FOR INITIAL PERIOD           $40,000 per annum or $3,333 per month
                                       based on $10 per square foot of leased
                                       premises
--------------------------------------------------------------------------------
MINIMUM BASE RENT FOR FIRST            $_____________ per annum or
RENEWAL TERM:                          $_____________ per month based on
                                       $____________ per square foot of leases
                                       Premises.
--------------------------------------------------------------------------------
MINIMUM BASE RENT FOR SECOND           $_____________ per annum or
RENEWAL TERM:                          $_____________ per month based on
                                       $____________ per square foot of leases
                                       Premises.
--------------------------------------------------------------------------------
INITIAL CAM ESTIMATE:                  N/A
--------------------------------------------------------------------------------
SECURITY DEPOSIT:                      N/A
--------------------------------------------------------------------------------


          IN WITNESS WHEREOF, the parties have executed this Adoption Agreement, this the day and year first above written.


                                       LANDLORD: Harrold-Barker Realty

                                       By:  /s/ Allan L.M. Barker
                                            ----------------------------
                                       Title: President



                                       TENANT: CEC/Opticare

                                       By:  /s/ D. Blair Harrold
                                            ----------------------------
                                       Title: President, NC Optometry